SUPPLEMENT DATED FEBRUARY 19, 2002

TO MAY 1, 2001*, PROSPECTUSES

for

The following policies issued by
Massachusetts Mutual Life Insurance Company:
Flexible Premium Adjustable Variable Life Insurance Policy (Variable Universal Life II)
* Variable Universal Life II prospectus is effective March 1, 2001, as supplemented April 19, 2001
Flexible Premium Variable Whole Life Insurance Policy (Variable Life Select)
Flexible Premium Variable Whole Life Insurance Policy (Variable Life Plus)

The following policies issued by
C.M. Life Insurance Company:
Flexible Premium Adjustable Variable Life Insurance Policy (Variable Universal Life)
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy (Survivorship Variable Universal Life II)
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy (Survivorship Variable Universal Life)

The following policies issued by
MML Bay State Life Insurance Company:
Flexible Premium Variable Whole Life Insurance Policy (Variable Life Select)
Flexible Premium Variable Whole Life Insurance Policy (Variable Life Plus)

The following two changes are being made to the above-listed policy prospectuses:

1.	Effective February 12, 2002, Alliance Capital Management L.P. was added as an additional investment sub-adviser of the MML Equity Fund.

As a result of this change, “Part III. Investment Options” of the prospectuses for the above policies is revised as follows:

	A.	In the “Fund Profiles” section, the MML Equity Fund sub-adviser line has been revised as follows:

Sub-advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.

	B.	In “The Investment Advisers and Sub-advisers” section:

		i.	The paragraph beginning “David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to…” has been revised to delete the reference to the MML Equity Fund.

		ii.	The following paragraph has been added:

“MassMutual has entered into sub-advisory agreements with the David L. Babson & Company Inc. (“Babson”) and Alliance Capital Management L.P. (“Alliance Capital”), whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund. The portions of the portfolio managed by each sub-adviser are not necessarily weighted equally.”

February 19, 2002	Page 1 of 2	Li4200-01-3

2.	Effective February 28, 2002, the MML Equity Index Fund (Class II) footnote wording in the “Investment Management Fees and Other Expenses” table on page 3 is deleted and replaced with the following wording:

“MassMutual agreed to bear expenses of the MML Equity Index Fund (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% for the Class II Shares of the average daily net asset values of the Fund through February 27, 2002. The expenses shown for the MML Equity Index Fund include this reimbursement or waiver. If not included, the other expenses for this Fund in 2001 would be 0.25% and the total operating expenses would be 0.35%. Effective February 28, 2002, for Class II Shares, MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.16% of the average daily net asset values through April 30, 2004.”

There are no other changes being made at this time.

February 19, 2002	Page 2 of 2	Li4200-01-3